SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2001

                              ePHONE Telecom, Inc.

             (Exact name of registrant as specified in its charter)

                                     Florida

                 (State or other jurisdiction of incorporation)


             000-27699                                  98-020-4749
      (Commission File Number)              (IRS Employer Identification Number)

                              1145 Herndon Parkway
                                    Suite 100
                          Herndon, Virginia 20170-5535
                    (Address of Principal Executive Offices)

                                 (703) 787-7000
                     (Telephone Number, Including Area Code)

                                (Not Applicable)

          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On April 1, 2001, ePHONE Telecom, Inc. (the "Company") appointed Carmine Taglialatela Jr. as President and Chief Operating Officer. Mr. Taglialatela brings a solid track record in administration and management to the leadership of ePHONE. Mr. Taglialatela also brings extensive operational experience and a reputation for nurturing successful business partnerships. He has knowledge of international regulatory environments and substantial experience in the development and execution of strategy on behalf of major telecom carriers to enter foreign markets. A copy of the Press Release announcing Mr. Taglialatela's appointment is attached to this Current Report as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.
                           --------

                  The exhibits listed in the Exhibit Index are filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ePHONE TELECOM, INC.

                                   By   /s/  Charlie Rodriguez
                                        ----------------------
                                        Charlie Rodriguez
                                        Chief Financial Officer and
                                        Vice President - Corporate Affairs

                                   Date: April 13, 2001





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                                  EXHIBIT INDEX

               Exhibit No.       Description

                  99.1           Press Release, dated April 3, 2001